UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report   June 17, 2004

CAP ROCK ENERGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

TEXAS	0-32667	75-2794300
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S Employer Identification No.)

500 West Wall Street, Suite 400, Midland, Texas		79701
(Address of Principal Executive Offices)		(Zip Code)

(432) 683-5422

(Registrant’s Telephone Number, Including Area Code)

ITEM 5.                                                     OTHER EVENTS

The Company was notified June 15, 2004, that the Public Utility Commission of Texas had approved the correction of the name on the Certificate of Convenience and Necessity (“CCN”) held by its affiliate, NewCorp Resources Electric Cooperative, Inc.  This administrative change allows NewCorp to pursue various refinancing options that had been delayed pending receipt of the corrected CCN.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAP ROCK ENERGY CORPPORATION

June 17, 2004	By:	/s/ Lee D. Atkins
Lee D. Atkins
Senior Vice President, Chief Financial Officer and Treasurer